NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK OPTION AND SUBSCRIPTION AGREEMENT

For U.S. Persons

This AGREEMENT is entered into as of the 16th day of June, 2008 (the "Date of Grant").

BETWEEN:

SOUTHERN STAR ENERGY INC., with an office at Suite 152, 110 Cypress Station Drive, Houston, TX 77090 (the "Company")

AND:

DOUGLAS M. HARWELL, a person with a residential address at 616 Memorial Heights Drive, Apt. 17303, Houston, TX 77007 (the "Optionee")

WHEREAS:

A.                          The Company's board of directors (the "Board") has approved a Stock Option Plan (the "Plan"), whereby the Board is authorized to grant stock options to purchase common shares of the Company pursuant to the Plan to the directors, officers, employees, management company employees and consultants of the Company;

B.                          The Optionee provides services to the Company as an operations manager of the Company (the “Services”); and

C.                          The Company seeks to grant stock options to purchase a total of TWO HUNDRED AND FIFTY THOUSAND (250,000) shares of Common Stock to the Optionee as an incentive for the provision of the Services.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.1                         In this Agreement, the following terms shall have the following meanings:

(a)	"Common Stock" means the shares of common stock of the Company;
(b)	"Exercise Payment" means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;
(c)	"Exercise Price" means $1.00;

(d)	"Expiry Date" means June 16, 2013;
(e)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Appendix "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(f)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(g)	"Optioned Shares" means the shares of Common Stock, subject to the Options;
(h)	"Securities" means, collectively, the Options and the Optioned Shares;
(i)	"Shareholders" means holders of record of the shares of Common Stock;
(j)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of this Agreement includes any person in the United States; and
(k)	"Vested Options" means the Options that have vested in accordance with Section 1.3 of this Agreement.

1.2                         The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of TWO HUNDRED AND FIFTY THOUSAND (250,000) Optioned Shares at the Exercise Price.

1.3                         The TWO HUNDRED AND FIFTY THOUSAND (250,000) Options shall vest in accordance with the following schedule:

(a)	EIGHTY THREE THOUSAND THREE HUNDRED THIRTY FOUR (83,334) Options shall vest on the first anniversary of the Date of Grant;
(b)	EIGHTY THREE THOUSAND THREE HUNDRED THIRTY THREE (83,333) Options shall vest on the second anniversary of the Date of Grant; and
(c)	EIGHTY THREE THOUSAND THREE HUNDRED THIRTY THREE (83,333) Options shall vest on the third anniversary of the Date of Grant.

1.4                         Notwithstanding any provisions of the Plan, the Agreement dated June 16, 2008 between the Optionee and the Company (the "Employment Agreement") or this Agreement, Vested Options may only be exercised if the Optionee is an employee at the time of the exercise of any such Options.

1.5                         The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, expire and be of no further force or effect whatsoever.

1.6                         Vested Options shall terminate, to the extent not previously exercised, in accordance with Section 5(g) of the Plan. Unless the Company undergoes a Change of Control, as defined in the Employment Agreement, each unvested Option granted pursuant hereto shall terminate immediately upon termination of or resignation from the Optionee's employment or contractual relationship with the

Company for any reason whatsoever. Upon a Change of Control, each unvested Option will immediately vest in accordance with the Employment Agreement.

1.7                         Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the shares of Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any shares of Common Stock underlying any Options during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Options covers less than one (1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Appendix A) to the President of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the shares of Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares of Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

1.8                         Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.9                         Reference is made to the Plan and the Employment Agreement for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted; and
(b)	a consolidation or subdivision of the Company's share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

1.10                      The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies among this Agreement, the Employment Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

2.	Documents Required from Optionee

2.1                         The Optionee must complete, sign and return an executed copy of this Agreement to the Company.

2.2                         The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

3.	Acknowledgements of the Optionee

3.1                         The Optionee acknowledges and agrees that:

(a)	the Optionee is an executive officer of the Company;
(b)

the Securities have not been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(c)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(d)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (the "Company Information");

(e)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee's failure to correctly complete this Agreement;

(f)

the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks regarding the exercise of the Options and the issuance of the Optioned Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(g)

the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of Common Stock on the OTC Bulletin Board;

(h)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(i)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;
(j)	there is no government or other insurance covering any of the Securities; and
(k)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.
4.	Representations, Warranties and Covenants of the Optionee

4.1                         The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is an executive officer of the Company;
(b)	the Optionee is a U.S. Person;
(c)	the Optionee has received and carefully read this Agreement;
(d)

the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(e)

the Optionee (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(f)	all information contained in this Agreement is complete and accurate and may be relied upon by the Company;
(g)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(h)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(i)	the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;
(j)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(k)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee;
(l)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(m)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(n)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(o)

the Optionee is not an underwriter of, or dealer in, the shares of Common Stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(p)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee's decision to acquire the Securities;

(q)

if the Optionee is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Optionee has sole investment discretion with respect to each such account, and the Optionee has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(r)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(s)	no person has made to the Optionee any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities,
(iii)	as to the future price or value of any of the Securities, or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of Common Stock on the OTC Bulletin Board; and

(t)

In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of this Agreement includes any person in the United States.

5.	Acknowledgement and Waiver

5.1                         The Optionee has acknowledged that the decision to enter into this Agreement was solely made on the basis of publicly available information contained in the Company Information. The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

6.	Legending of Subject Securities

6.1                         The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

"NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

6.2                         The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

7.	Costs

7.1                         The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

8.	Governing Law

8.1                         This Agreement is exclusively governed by the laws of the State of Texas and the federal laws of the United States applicable therein. The Optionee irrevocably and exclusively attorns to the jurisdiction of the courts of the State of Texas.

9.	Survival

9.1                         This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the exercise of the Options and the corresponding acquisition of the shares underlying the Options by the Optionee pursuant hereto.

10.	Assignment

10.1                         This Agreement is not transferable or assignable.

11.	Counterparts and Electronic Means

11.1                      This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

12.	Currency

12.1                      Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

13.	Severability

13.1                      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

14.	Entire Agreement

14.1                      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Securities.

15.	Effectiveness

15.1                      This Agreement shall be deemed to be effective following the delivery by the Optionee to the Company of two fully executed copies of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SOUTHERN STAR ENERGY INC.

By:	/s/ William David Gibbs
Authorized Signatory

WITNESSED BY: /s/ Rae Lynn Wertz Name 110 Cypress Station Drive Address Houston, TX 77090 Manager of Administration Occupation	) ) ) ) ) ) ) ) ) )	/s/ Douglas Harwell DOUGLAS M. HARWELL

APPENDIX A

TO:	Southern Star Energy Inc.

152 – 110 Cypress Station Drive

Houston, Texas 77090

Notice of Exercise

This Notice of Exercise shall constitute proper notice pursuant to Section 1.7 of the Stock Option and Subscription Agreement dated as of June 16, 2008 (the "Agreement"), between the Company and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase____________________ shares of the common stock of the Company at a price of $1.00 per share, for aggregate consideration of $____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 1.7 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the _______ day of______________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)

CW1954395.1